Contingent consideration	12 Months Ended
Jun. 30, 2024
Contingent Consideration [Abstract]
Disclosure Of Contingent Consideration Liabilities	Contingent consideration
Accounting policy
Contingent consideration is initially recognised at fair value in accordance with IFRS 3. Changes in the fair value of the liability subsequent to initial recognition are included in other operating expenses.

Critical accounting estimates and judgements
The contingent consideration liability comprises of the contingent consideration included as part of the consideration transferred for the acquisition of the Mponeng operations and related assets and Eva Copper (refer to note 13).

The Mponeng contingent consideration liability was initially valued at R544 million on 1 October 2020 using the discounted cash flow valuation method, discounted at a post-tax real rate of 10.6%. Other assumptions are the forecast Rand/US dollar exchange rate and life-of-mine plans. Subsequent to initial recognition, the assumptions applied for the valuation of the liability were updated. As at 30 June 2024, the contingent consideration was valued using a post-tax real discount rate of 10.5% (2023: 9.6%) (2022: 10.2%). Refer to note 14 for exchange rate assumptions and other estimates used in the life-of-mine plans.

During February 2024, the contingent consideration attributable to the below infrastructure ounces of gold was initially valued at R303 million as a result of the Mponeng’s life-of-mine plan extention project approval. As at 1 October 2020, and at the end of the 2021 to 2023 financial years, the contingent consideration attributable to the below infrastructure ounces of gold was valued at Rnil, as no ounces from below infrastructure sections of the orebody were included in the life-of-mine plan of Mponeng.

The Eva Copper contingent consideration was initially valued at R169 million on 16 December 2022 using a probability weighted method for the new resource payment and a discounted cash flow valuation for the excess payment, both discounted at a post-tax nominal rate of 12.9%. Refer to note 13 for further details on the assumptions applied on initial recognition.

The fair value calculated for the contingent consideration liability is level 3 in the fair value hierarchy due to the use of unobservable inputs.
27    Contingent consideration continued
The contingent consideration liability is attributable to the following business combinations:

	SA Rand
Figures in million	2024	2023
Mponeng	587	404
Eva Copper	378	185
Total contingent consideration	965	589

The movement in the contingent consideration liability is as follows:

	SA Rand
Figures in million	2024	2023
Balance at beginning of year	589	356
Acquisitions[1]	—	169
Payment of Mponeng contingent consideration liability	(108)	—
Remeasurement of contingent consideration (a)	484	64
Balance at end of year	965	589
Current portion of contingent consideration[2]	115	—
Non-current portion of contingent consideration	850	589
[1] Initial recognition of the Eva Copper contingent consideration.
[2] Relates to Mponeng contingent consideration for the above-infrastructure ounces being mined.

(a)    The movement in 2024 includes R291 million due to the change in the Mponeng operation’s production profile, which is based on Mponeng’s life-of-mine plan. It also includes R193 million for the changes in assumptions applied in determining the Eva Copper contingent consideration. These changes relate to a decrease in the discount rate and higher forecasted copper price and inflation rate.